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                                SUPPORT AGREEMENT


                  THIS SUPPORT AGREEMENT is entered into as of September 29, 1997, between the ForeFront Group, Inc., a Delaware corporation ("ParentCo"), and LanProfessional Inc., a corporation incorporated under the laws of Canada (the "Corporation").


                                    RECITALS

                  WHEREAS, pursuant to an Acquisition Agreement dated as of September 29, 1997, by and between ParentCo, the Corporation and the Vendors, as defined therein, (such agreement as it may be amended or restated is hereinafter referred to as the "Acquisition Agreement") the parties agreed that on the closing of the transaction contemplated under the Acquisition Agreement, ParentCo and the Corporation would execute and deliver a Support Agreement containing the terms and conditions set forth in an Exhibit to the Acquisition Agreement together with such other terms and conditions as may be agreed to by the parties to the Acquisition Agreement acting reasonably.

                  AND WHEREAS, pursuant to the Acquisition Agreement, the Corporation issued certain exchangeable shares (the "Exchangeable Shares") having attached thereto certain rights, privileges, restrictions and conditions (collectively, the "Exchangeable Share Provisions").

                  AND WHEREAS, the parties hereto desire to make appropriate provision and to establish a procedure whereby ParentCo will take certain actions and make certain payments and deliveries necessary to ensure that the Corporation will be able to make certain payments and to deliver or cause to be delivered ParentCo Common Shares in satisfaction of the obligations of the Corporation under the Exchangeable Share Provisions with respect to the payment and satisfaction of dividends, Liquidation Amounts, Retraction Prices and Redemption Prices, all in accordance with the Exchangeable Share Provisions.

                  NOW, THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:


                                   ARTICLE 1.
                         DEFINITIONS AND INTERPRETATION

1.1 Defined Terms. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning attributed thereto in the Exchangeable Share Provisions or in the Exchange Rights Agreement, unless the context requires otherwise.

1.2 Interpretation Not Affected by Headings, Etc. The division of this agreement into articles,


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sections and  paragraphs  and the insertion of headings are for  convenience  of reference only and shall not affect the construction or interpretation of this agreement.

1.3 Number, Gender, Etc. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4 Date for Any Action. If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.


                                   ARTICLE 2.
                    COVENANTS OF PARENTCO AND THE CORPORATION

2.1  Covenants  of  ParentCo  Regarding  Exchangeable  Shares.  So  long  as any
Exchangeable Shares are outstanding, and, subject to Section 3.2 of the Exchangeable Share Provisions, ParentCo will:

         (a) not declare or pay any dividend on ParentCo Common Shares unless (A) the Corporation will have sufficient assets, funds and other property available to enable the due declaration and the due and punctual payment in accordance with applicable law of an equivalent dividend on the Exchangeable Shares and (B) subsection 2.1(b) shall be complied with in connection with such dividend;

         (b) cause the Corporation to declare simultaneously with the declaration of any dividend on ParentCo Common Shares an equivalent dividend on the Exchangeable Shares and, when such dividend is paid on ParentCo Common Shares, cause the
                  Corporation to pay simultaneously therewith such equivalent dividend on the Exchangeable Shares, in each case in accordance with the Exchangeable Share Provisions;

         (c) advise the Corporation sufficiently in advance of the declaration by ParentCo of any dividend on ParentCo Common Shares and take all such other actions as are necessary, in cooperation with the Corporation, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the record date, declaration date and payment date for the corresponding dividend on ParentCo Common Shares;

         (d) take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Exchangeable Share Consideration representing the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation,


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                                       -4-

                  dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation for the purpose of winding up its affairs, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered ParentCo Common Shares to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

         (e) take all such actions and do all such things as are necessary or desirable to enable and permit the Corporation, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Exchangeable Share Consideration representing the Retraction Price and the Redemption Price, including without limitation all such actions and all such things as are necessary or desirable to enable and permit the Corporation to cause to be delivered ParentCo Common Shares to the holders of Exchangeable Shares, upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of
                  Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be; and

         (f) not prior to the fifth anniversary of the Effective Date exercise its vote as a shareholder to initiate the voluntary liquidation, dissolution or winding-up of the Corporation nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Corporation.

2.2 Reservation of ParentCo Common Shares. ParentCo hereby represents, warrants and covenants that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital shares such number of ParentCo Common Shares (or other shares or securities into which ParentCo Common Shares may be reclassified or changed as contemplated by section 2.6 hereof) (a) as is equal to the sum of
(i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time and (b) as are now and may hereafter be required to enable and permit the Corporation to meet its obligations hereunder, under the Exchange Rights Agreement and under the Exchangeable Share Provisions with respect to which ParentCo may now or hereafter be required to issue ParentCo Common Shares.

2.3 Notification of Certain Events. In order to assist ParentCo to comply with its obligations hereunder, the Corporation will give ParentCo notice of each of the following events at the time set forth below:

         (a) in the event of any determination by the Board of Directors of the Corporation in accordance with the Articles of the Corporation to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for


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                                       -5-

                  the purpose of winding-up its affairs,  at least 20 days prior
                  to  the   proposed   effective   date  of  such   liquidation,
                  dissolution, winding-up or other distribution;

         (b) immediately, upon the earlier of (i) receipt by the Corporation of notice of, and (ii) the Corporation otherwise becoming aware of instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

         (c) immediately, upon receipt by the Corporation of a Retraction Request (as defined in the Exchangeable Share Provisions);

         (d) at least 20 days prior to any accelerated Automatic Redemption Date determined by the Board of Directors of the Corporation in accordance with the Exchangeable Share Provisions; and

         (e) as soon as practicable upon the issuance by the Corporation of any Exchangeable Shares or rights to acquire Exchangeable Shares.

2.4 Delivery of ParentCo Common Shares. In furtherance of its obligations hereunder, upon notice of any event which requires the Corporation to cause to be delivered ParentCo Common Shares to any holder of Exchangeable Shares, ParentCo shall forthwith issue and deliver the requisite ParentCo Common Shares to or to the order of the former holder of the surrendered Exchangeable Shares, as the Corporation shall direct. All such ParentCo Common Shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest.

2.5 Qualification of ParentCo Common Shares. ParentCo shall, at all times following the issue of the ParentCo Common Shares and expiration of the LockUp Agreement (as defined in the Acquisition Agreement), use good faith to cooperate with the Corporation to ensure that the ParentCo Common Shares shall be eligible for resale under an available exemption from registration under United States securities laws, including removing any legends which are no longer applicable upon written request from the Vendors, and providing necessary legal opinions to the transfer agent on a timely basis. Should the parties determine, either before or after the issue of the ParentCo Common Shares and the expiration of the LockUp Agreement, that there are no available exemptions from registration relating to the resale of the ParentCo Common Shares, then in such instance ParentCo on ten days written notice from any Vendor shall execute the Registration Rights Agreement between ParentCo and the Vendors in the form attached as Exhibit J to the Acquisition Agreement, and subject to execution by the Vendors, prepare and file a registration statement pursuant to the terms thereof at least 30 days prior to the expiration or earlier termination of the LockUp Agreement.



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                                       -6-

2.6 Equivalence. ParentCo hereby covenants and agrees to cause the Corporation to effect the necessary amendments to the Articles of the Corporation to ensure that the Exchangeable Shares are adjusted to fully reflect the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into ParentCo Common Shares), reorganization, recapitalization or other like change with respect to ParentCo Common Stock occurring after the Effective Date.

2.7 Tender Offers, Etc. In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to ParentCo Common Shares (an "Offer") is proposed by ParentCo or is proposed to ParentCo or its shareholders and is recommended by the Board of Directors of ParentCo, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of ParentCo, ParentCo shall, in good faith, take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares to participate in such Offer to the same extent and on an equivalent basis as the holders of ParentCo Common Shares, without discrimination, including, without limiting the generality of the foregoing, ParentCo will use its good faith efforts expeditiously to (and shall, in the case of a transaction proposed by ParentCo or where ParentCo is a participant in the negotiation thereof) ensure that holders of Exchangeable Shares may participate in all such Offers without being required to retract Exchangeable Shares as against the Corporation (or, if so required, to ensure that any such retraction shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). If, on the happening of such event, a holder is required to retract or exchange his or her Exchangeable Shares, such requirement shall be conditional on ParentCo releasing the holders from the LockUp Agreement, as defined in the Acquisition Agreement, and on the holders being in the same position with respect to the sale of ParentCo Common Shares or stock issued in substitution therefor after the retraction or exchange of Exchangeable Shares as all other holders of Common Stock of ParentCo or such substituted stock.

2.8 Ownership of Outstanding Shares. Without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.1 of the Exchangeable Share Provisions, ParentCo covenants and agrees in favour of the Corporation that, as long as any outstanding Exchangeable Shares are owned by any person or entity other than ParentCo or any of its Subsidiaries, ParentCo will be and remain the direct or indirect beneficial owner of more than 50% of all securities of the Corporation carrying or entitled to voting rights in any circumstances generally for the election of directors, in each case other than the Exchangeable Shares. Notwithstanding the foregoing sentence, ParentCo shall not be in violation of this section 2.8 if any person or group of persons acquires ParentCo Common Shares pursuant to any merger of ParentCo in which ParentCo was not the surviving corporation.

2.9 Due Performance. On and after the Effective Date, ParentCo shall duly and timely perform all of its obligations under the Acquisition Agreement and related agreements including any obligations that may arise upon the exercise of ParentCo's rights under the Exchangeable Share Provisions.


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                                       -7-

                                   ARTICLE 3.
                               EXCHANGE PUT RIGHT

3.1 Exchange Put Right. Upon and subject to the terms and conditions contained in the Exchangeable Share Provisions and the Exchange Rights Agreement:

         (a) a holder of Exchangeable Shares shall have the right (the "Exchange Put Right") at any time to require ParentCo to purchase all or any part of the Exchangeable Shares of the holder; and

         (b) upon the exercise by the holder of the Exchange Put Right, the holder shall be required to sell to ParentCo, and ParentCo shall be required to purchase from the holder, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by ParentCo of the Exchangeable Share Price applicable thereto and delivery by or on behalf of ParentCo of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.


                                   ARTICLE 4.
                                     GENERAL

4.1 Term. This agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than ParentCo and any of its Subsidiaries.

4.2 Changes in Capital of ParentCo and the Corporation. Notwithstanding the provisions of section 4.4 hereof, at all times after the occurrence of any event effected pursuant to Section 2.6 or 2.7 hereof, as a result of which either ParentCo Common Shares or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which ParentCo Common Shares or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3 Severability. If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby and this agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4 Amendments, Modifications, Etc. This agreement may not be amended or modified except by an agreement in writing executed by the Corporation and ParentCo and approved by the


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                                       -8-

holders of the Exchangeable Shares in accordance with Section 10.1 of the Exchangeable Share Provisions.

4.5 Ministerial Amendments. Notwithstanding the provisions of Section 4.4 hereof, the parties to this agreement may in writing, at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this agreement for the purposes of:

         (a) adding to the covenants of either or both parties for the protection of the holders of the Exchangeable Shares;

         (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of the Corporation and ParentCo, it may be expedient to make, provided that each such board of directors shall be of the opinion that such amendments or modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes or corrections which, on the advice of counsel to the Corporation and ParentCo, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the boards of directors of each of the Corporation and ParentCo shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

4.6 Meeting to Consider Amendments. The Corporation, at the request of ParentCo, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval of such shareholders. Any such meeting or meetings shall be called and held in accordance with the by-laws of the Corporation, the Exchangeable Share Provisions and all applicable laws.

4.7 Amendments Only in Writing. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by both of the parties hereto.

4.8 Enurement. This agreement shall be binding upon and enure to the benefit of the parties hereto and the holders, from time to time, of Exchangeable Shares and each of their respective heirs, successors and assigns.

4.9 Notices to Parties. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for either such party as shall be specified in like notice):



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                                       -9-

         (a)      if to ParentCo to:

                  c/o The ForeFront Group, Inc.
                  1360 Post Oak Boulevard, Suite 2050
                  Houston, Texas 77056

                  Attention:        Secretary

                  Fax:     (713) 961-4530
                  Tel:     (713) 961-1101

         (b)      if to the Corporation to:

                  c/o The ForeFront Group, Inc.
                  1360 Post Oak Boulevard,
                  Suite 2050
                  Houston, Texas 77056

                  Attention:        Secretary

                  Fax:     (713) 961-4530
                  Tel:     (713) 961-1101


         Except as otherwise specifically provided herein, any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed receipt thereof, unless such day is not a Business Day, in which case it shall be deemed to have been given and received upon the immediately following Business Day.

4.10 Counterparts. This agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.11 Jurisdiction. This agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.



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                                      -10-

         IN WITNESS WHEREOF, ParentCo and the Corporation have caused this agreement to be signed by their respective officers thereunder duly authorized, all as of the date first written above.


                                                     THE FOREFRONT GROUP, INC.


                                                     /S/ David Sikora
                                                     By: David Sikora


                                                     LANPROFESSIONAL INC.


                                                     /s/ David Sikora
                                                     By: David Sikora